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                                                                Exhibit 99.1

                          AMCAST INDUSTRIAL CORPORATION
                           CONSOLIDATING BALANCE SHEET
                                December 26, 2004


                 US$ IN THOUSANDS                     12/26/2004
                                                     CONSOLIDATED
                                                     ------------

                                                     ------------
Cash & Cash Equivalents                                  6,323
Accounts Receivable, net                                16,681
Inventory                                               10,141
Other Current Assets                                     3,214
                                                      --------
Current Assets                                          36,359

PP&E, net                                               54,576
Other Long-Term Assets                                   4,971
                                                      --------
Total Long-Term Assets                                  59,547

                                                      --------
TOTAL ASSETS                                            95,906
                                                      ========

DIP Facility                                             2,000
Accounts Payable                                           789
Other Liabilities                                        6,290
                                                      --------
Post-Petition Liabilities                                9,079

Liabilities Subject to Compromise:
Pre-Petition Accounts Payable                           11,133
Debt Pre-Petition                                      108,123
Other Pre-Petition Liabilities                          35,422
                                                      --------
Liabilities Subject to Compromise                      154,678

                                                      --------
TOTAL LIABILITIES                                      163,756
                                                      --------

Shareholders' Equity (Deficit)
Common Stock                                             9,825
Treasury Stock                                          (4,487)
Additional Paid in Capital                              72,856
Common Stock Dividend Declared                          (7,206)
Minimum Pension Liability                              (25,542)
Retained Earnings                                     (110,906)
Retained Earnings - Other                               (2,391)
                                                      --------
Shareholders' Equity (Deficit)                         (67,850)

                                                      --------
TOTAL LIABILITIES & EQUITY                              95,906
                                                      ========

                          AMCAST INDUSTRIAL CORPORATION
                CONSOLIDATING INCOME STATEMENT - FILING TO DATE
                                DECEMBER 26, 2004


                                US$ IN THOUSANDS

                                                     12/26/2004
                                                    CONSOLIDATED
                                                    ------------
Sales                                                  13,506
Cost of Goods Sold                                     13,068
                                                      -------
Gross Profit                                              438

SG&A                                                    1,583
                                                      -------
Operating Income/(Loss)                                (1,145)

Other (Income)/Expense                                      0
Interest (Income)/Expense                                 759
                                                      -------
Income Before Reorganization Items                     (1,904)

Reorganization Items:
Reorganization Expense                                    723
DIP Interest                                                4
                                                      -------
Income Before Taxes                                    (2,630)

Taxes                                                      38
                                                      -------
Net Income/(Loss)                                      (2,668)
                                                      =======